UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024

Sun Country Airlines Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-40217	82-4092570
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2005 Cargo Road Minneapolis, MN	55450
(Address of principal executive offices)	(Zip Code)

(651) 681-3900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNCY	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

a.

On June 12, 2024, Sun Country Airlines Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the final results of such voting are set forth below. A more complete description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2024.

b.

Proposal 1. To reelect Jude Bricker, Dave Davis, and Kerry Philipovitch to the board of directors of the Company (the “Board”) as Class III directors, in each case, for a term of three years expiring at the annual meeting of stockholders to be held in 2027. The Company’s stockholders duly elected Jude Bricker, Dave Davis, and Kerry Philipovitch, by at least a plurality of the votes cast, to serve as Class III directors until the 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified. The results of the voting were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jude Bricker	46,038,302	2,690,064	1,435,104
Dave Davis	40,907,661	7,820,705	1,435,104
Kerry Philipovitch	37,941,802	10,786,564	1,435,104

Proposal 2. To vote, on a non-binding, advisory basis, on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers. The Company’s stockholders approved, on an advisory basis, the holding of an advisory vote to approve the compensation of the Company’s named executive officers “every 1 year”. The results of the voting were as follows:

Every 1 Year	47,547,050
Every 2 Years	3,309
Every 3 Years	1,169,893
Abstain	8,114
Broker Non-Votes	1,435,104

In light of the voting results on this advisory vote, and consistent with its recommendation to the Company’s stockholders, the Company’s Board determined that the Company will hold an advisory vote to approve the compensation of the Company’s named executive officers every year.

Proposal 3. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The Company’s stockholders approved the compensation of the Company’s named executive officers. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,277,977	2,441,127	9,262	1,435,104

Proposal 4.

To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,958,212	196,807	8,451	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 14, 2024	Sun Country Airlines Holdings, Inc.

	By:	/s/ Erin Rose Neale
	Name:	Erin Rose Neale
	Title:	Senior Vice President, General Counsel and Secretary